                                                                   EXHIBIT 10.10

BANK ONE


                                 PROMISSORY NOTE


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Borrower: TEN LINE, INC. dba SOUTHWEST    LENDER: Bank One, Texas, N.A.
           INDOOR SOCCER                          Northcross Banking
          12950 SUGAR RIDGE BLVD.                  Center - Austin
          STAFFORD, TX  77477                     7600 Burnet Rd.
                                                  Austin, TX  78757
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PRINCIPAL AMOUNT:  $840,000.00                       DATE OF NOTE:  JULY 2, 1999

PROMISE TO PAY. For value received, TEN LINE, INC. dba SOUTHWEST INDOOR SOCCER ("Borrower") promises to pay to Bank One, Texas, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of Eight Hundred Forty Thousand & 00/100 Dollars ($840,000.00), together with Interest at the rate of 8.800% per annum on the unpaid principal balance from the date advanced until paid in full.

PAYMENT. This Note shall be payable as follows: The principal of and interest on this Note shall be due and payable in 179 equal monthly installments in the amount of $8,486.27 each, commencing on August 2, 1999, and continuing on the same day of each month thereafter, with one final installment in the amount of the principal balance then outstanding, together with all accrued but unpaid interest, being due and payable on July 2, 2014. The amount of each of the foregoing scheduled payments includes principal and interest. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. Borrower will pay Lender at the address designated by Lender from time to time in writing. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. Unless otherwise agreed to, in writing, or otherwise required by applicable law, payments will be applied first to accrued, unpaid interest, then to principal, and any remaining amount to any unpaid collection costs, late charges and other charges, provided, however, upon delinquency or other default, Lender reserves the right to apply payments among principal, interest, late charges, collection costs and other charges at its discretion. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued but unpaid interest on this Note. If this Note is governed by or is executed in connection with a loan agreement, this Note is subject to the terms and provisions thereof.

PREPAYMENT. Borrower may pay without premium or fee all or a portion of the principal amount owed hereunder earlier than is due. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Lender may from time to time determine in its sole discretion.

LATE CHARGES. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $25.00, whichever is greater.

POST MATURITY RATE. The Post Maturity Rate on this Note is 11.800% per annum. Borrower will pay Interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate, with the exception of any amounts added to the principal balance of this Note based on Lender's payment of insurance premiums, which will continue to accrue interest at the pre-maturity rate.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment of principal or interest when due under this Note or any other Indebtedness owing now or hereafter by Borrower to Lender; (b) failure of Borrower or any other party to comply with or perform any term, obligation, covenant or

07-02-1999                        PROMISSORY NOTE                         PAGE 2
 LOAN NO                           (CONTINUED)

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condition contained in this Note or in any other promissory note, credit agreement, loan agreement, guaranty, security agreement, mortgage, deed of trust or any other instrument, agreement or document, whether now or hereafter existing, executed in connection with this Note (the Note and all such other instruments, agreements, and documents shall be collectively known herein as the "Related Documents"); (c) Any representation or statement made or furnished to Lender herein, in any of the Related Documents or in connection with any of the foregoing is false or misleading in any material respect; (d) Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise, becomes insolvent or bankrupt, has a receiver or trustee appointed for any part of its property, makes an assignment for the benefit of its creditors, or any proceeding is commenced either by such party or against it under any bankruptcy or insolvency laws; (e) the occurrence of any event of default specified in any of the other Related Documents or in any other agreement now or hereafter arising between Borrower and Lender; (f) the occurrence of any event which permits the acceleration of the maturity of any indebtedness owing now or hereafter by Borrower to any third party; or (g) the liquidation, termination, dissolution, death or legal incapacity of Borrower or any other party liable for the payment of this Note, whether as maker, endorser, guarantor, surety, or otherwise.

LENDER'S RIGHTS. Upon default, Lender may at its option, without further notice or demand (i) declare the entire Indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other Related Document, immediately due, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any other rights, remedies and recourses available to the Lender, including without limitation, any such rights, remedies and recourses of Lender, as provided in this Note and in the other Related Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of Lender. The acceptance by Lender of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of Lender, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Related Documents as originally provided herein or therein. Lender may hire an attorney to help collect this
Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees and all other costs of collection. To the extent interest is not paid on or before the fifth day after it becomes due and payable, Lender may, at its option, add such accrued but unpaid Interest to the principal balance of this Note. This Note has been delivered to Lender and accepted by Lender in the State of Texas. Subject to the provisions on arbitration, this Note shall be governed by and construed in accordance with the laws of the State of Texas without regard to any conflict of laws or provisions thereof.

PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family, or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

JURY WAIVER. THE BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS NOTE.

DISHONORED CHECK CHARGE. Borrower will pay a processing fee of $25.00 if any check given by Borrower to Lender as payment on this loan is dishonored.

RIGHT OF SETOFF. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or any other account) including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

07-02-1999                        PROMISSORY NOTE                         PAGE 3
 LOAN NO                           (CONTINUED)

================================================================================

ARBITRATION. Lender and Borrower agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Note, any Related Document or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy, concerning any collateral, including any claim to rescind, reform or otherwise modify any agreement relating to the collateral, shall be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by an arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, leches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceedings, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

ADDITIONAL PROVISION REGARDING LATE CHARGES. In the "Late Charge" provision set forth above, the following language is hereby added after the word "greater":
"up to the maximum amount of Two Hundred Fifty Dollars ($250.00) per late charge".

GENERAL PROVISONS. NOTICE: Under no circumstances (and notwithstanding any other provisions of this Note) shall the interest charged, collected, or contracted for on this Note exceed the maximum rate permitted by law. The term "maximum rate permitted by law" as used in this Note means the greater of (a) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (b) as of the date of this Note, the "Weekly Rate Ceiling" or the "Quarterly Ceiling" as referred to in Sections
303.201 and 303.202, respectfully, of the Texas Finance Code, as supplemented by Texas Credit Title. If any part of this note cannot be enforced, this fact will not affect the rest of the Note. In particular, this section means (among other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, severally waive presentment, demand for payment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity of this Note, notice of acceleration of the maturity of this Note, diligence in enforcement and indulgences of every kind. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender

07-02-1999                        PROMISSORY NOTE                         PAGE 2
 LOAN NO                           (CONTINUED)

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may renew or extend (repeatedly and for any length of time) this Note, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this Note without the consent of or notice to anyone other than the party with whom the modification is made. Borrower agrees to provide to Lender such further financial information with respect to Borrower as Lender may reasonably request from time to time, including, without limitation, financial statements in form and detail satisfactory to Lender.


PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

TEN LINE, INC. DBA SOUTHWEST INDOOR SOCCER


BY:  COPY
     -------------------------------------
     KATHRYN SANDRIDGE, SR. VICE PRESIDENT

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FIXED RATE. INSTALLMENT LASER PRO, REG. U.S. PAT. & T.M. OFF., VER 3.25A (C)
1999 CFI PROSERVICES, INC. ALL RIGHTS RESERVED.
(TX-D20 E3.25 F3.25 P3.25 01882606.LN C21.OVL)

                               COMMERCIAL GUARANTY

BORROWER:     TEN LINE, INC.                   LENDER:    Bank One, Texas, N.A.
              dba SOUTHWEST INDOOR SOCCER                 Northcross Banking
              12950 SUGAR RIDGE BLVD.                     Center - Austin
              STAFFORD, TX 77477                          7600 Burnet Rd.
                                                          Austin, TX 78757

GUARANTOR:    DAVID ALTOMARE
              4730 AVION WAY
              SAN DIEGO, CA 92115

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, DAVID ALTOMARE ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Bank One, Texas, N.A. ("Lender") or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of TEN LINE, INC. dba SOUTHWEST INDOOR SOCCER ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     BORROWER. The word "Borrower" means TEN LINE, INC. dba SOUTHWEST INDOOR SOCCER.

     GUARANTOR. The word "Guarantor" means DAVID ALTOMARE.

     GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated July 2, 1999.

     INDEBTEDNESS. The word "Indebtedness" means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, attorneys' fees, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, any present or future judgments against Borrower, or any of them, and all renewals, extensions, modifications, substitutions and rearrangements of the foregoing; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as debtor, maker, comaker, drawer, endorser, guarantor or surety; whether such indebtedness arises by note, draft, acceptance, guaranty, endorsement, letter or credit, assignment, overdraft, indemnity agreement or otherwise; whether recovery on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

     LENDER. The word "Lender" means Bank One, Texas, N.A., its successors, and assigns.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

NATURE OF GUARANTY. This is a guaranty of payment and not of collection. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all indebtedness. Accordingly, no payments made upon the indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the indebtedness or any of the indebtedness which subsequently arises or is thereafter incurred or contracted. Any married person who signs this Guaranty hereby expressly agrees that recourse may be had against both his or her separate property and community property.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be delivered to Lender at the address of Lender listed above or such other place as Lender may designate in writing. This Guaranty may be revoked only with respect to Indebtedness incurred or contracted by Borrower, or acquired or committed to by Lender after the date on which written notice of revocation is actually received by Lender. No notice of revocation hereof shall be effective as to any Indebtedness: (a) existing at the date of receipt of such notice; (b) incurred or contracted by Borrower, or acquired or committed to by Lender, prior to receipt of such notice; (c) now existing or hereafter created pursuant to or evidenced by a loan agreement or commitment in existence prior to receipt of such notice under which Borrower is or may become obligated to Lender; or (d) renewals, extensions, consolidations, substitutions, and refinancings of the foregoing.

Guarantor waives notice of revocation given by any other guarantor of the Indebtedness. If Guarantor is an individual, this Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death or incapacity. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Guarantor shall be liable, jointly and severally, with Borrower and any other guarantor of all or any part of the Indebtedness and release of any other guarantor of the Indebtedness, or termination or revocation of any other guaranty of the Indebtedness, shall not affect the liability of Guarantor under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice of demand and without lessening or otherwise affecting Guarantor's liability under this Guaranty, from time to time: (a) to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (b) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply any proceeds it receives as a result of the foreclosure or other realization on any collateral for the Indebtedness to that portion, if any, of the Indebtedness not guaranteed hereunder or to any other Indebtedness secured by such collateral, as Lender in its discretion may determine; (g) to sell, transfer, assign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Guarantor represents, warrants and covenants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (g) Guarantor will provide to Lender financial statements and other financial information regarding Guarantor as Lender may request from time to time, in form and detail acceptable to Lender, and all such financial information heretofore and hereafter provided to Lender is and shall be true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the most current financial statements provided to Lender; (h) Guarantor is familiar with the current financial condition of Borrower and has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's future financial condition and is not relying on Lender to provide such information to Guarantor; (i) as of the date hereof, and after giving effect to this Guaranty, (1) Guarantor is and will be solvent,
(2) the fair saleable value of Guarantor's assets exceeds and will continue to exceed Guarantor's liabilities (both fixed and contingent), (3) Guarantor is and will continue to be able to pay Guarantor's debts as they mature, and (4) if Guarantor is not an individual, Guarantor has and will continue to have sufficient capital to carry on its business and all businesses in which it is about to engage; and (j) Guarantor has the power and authority to execute, deliver and perform this Guaranty and the other Related Documents executed by Guarantor. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety endorser or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (c) to notify Guarantor of a change in the manner, place, time or terms of payment of any of the Indebtedness (including, without limitation, any renewal, extension or other modification of any of the Indebtedness); or (d) to notify Guarantor of any change in the interest rate accruing on any of the Indebtedness (including, without limitation, any periodic change in such interest rate that occurs because such Indebtedness accrues interest at a variable rate, which may fluctuate from time to time). Should Lender seek to enforce the obligations of Guarantor hereunder, Guarantor waives any right to require Lender to first (a) resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor of the Indebtedness; (b) to proceed directly against, marshal, enforce, or exhaust any collateral held by Lender from Borrower, Guarantor, any other guarantor, or any other person; or (c) to pursue any other remedy within Lender's power.

Guarantor waives all rights of Guarantor under, or the requirements imposed by, Chapter 34 of the Texas Business and Commerce Code. Guarantor also waives any and all rights or defenses arising by reason of (a) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (b) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (c) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; or (d) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Indebtedness is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor, any other guarantor of all or any part of the Indebtedness, or otherwise, all as though such payment had not been made.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective to the extent permitted by law or public policy.

LENDER'S RIGHT TO SETOFF. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Guarantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges and transfers all of Guarantor's right, title and interest in and to Guarantor's accounts with Lender (whether checking, savings, or any other account), including all accounts held jointly with someone else and all accounts Guarantor may open in the future. Guarantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

ACTIONS AGAINST AND PAYMENTS BY GUARANTOR. In the event of a default in the payment or performance of all or any part of the Indebtedness when such Indebtedness becomes due, whether by its terms, by acceleration or otherwise, Guarantor shall, without notice or demand, promptly pay the amount due thereon by Guarantor to Lender, in lawful money of the United States. The exercise by Lender of any right or remedy under this Guaranty or under any other agreement or instrument, at law, in equity or otherwise, shall not preclude concurrent or subsequent exercise of any other right or remedy. Whenever Guarantor pays any sum which is or may become due under this Guaranty, written notice must be delivered to Lender contemporaneously with such payment. In the absence of such notice to Lender by Guarantor, any sum received by Lender on account of the Indebtedness shall be conclusively deemed paid by Borrower.

MISCELLANEOUS PROVISIONS.

     AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty and supercedes all prior written and oral agreements and understandings, if any, regarding same. No alteration and/or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the State of Texas. Subject to the provisions on arbitration, this Guaranty shall be governed and construed in accordance with the laws of the State of Texas without regard to any conflict of law or provisions thereof.

     JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, AND ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

     ARBITRATION. Lender and Guarantor agree that upon the written demand of either party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Guaranty, any Related Documents or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purpose of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of process pursuant to the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy, concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     COSTS AND EXPENSES. Guarantor shall also pay on demand by Lender all costs and expenses, including, without limitation, all reasonable attorneys fees, incurred by Lender in connection with the enforcement and/or collection of this Guaranty and with the collection and/or sale of any collateral securing this Guaranty. This covenant shall survive the payment of the Indebtedness.

     NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing and except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with an nationally recognized overnight courier, or when deposited in the Untied States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the sectioned titled "DURATION OF GUARANTY." For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. In the event that Guarantor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any collateral securing all or any part of the Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is given pursuant to the terms of this Subsection ten (10) days to the date any public sale, or after which any private sale, of any such collateral is to be held.

     INTERPRETATION. In all cases where there is more than one Borrower, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty, the word "Borrower" shall mean all and any one or more of them. This Guaranty is for the benefit of Lender, its successors and assigns. This Guaranty is binding upon Guarantor and Guarantor's heirs, executors, administrators, personal representatives and successors. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender, and then only in the specific instance and for the purpose given. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right to thereafter demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

ANNUAL FINANCIAL STATEMENTS OF INDIVIDUAL GUARANTOR. So long as this Guaranty is in effect, Guarantor shall provide Lender, on or before December 31st, within ninety (90) days each year, his annual personal financial statement, said personal financial statement to be in form and with such detail as reasonably acceptable to Lender.

ANNUAL TAX RETURNS OF INDIVIDUAL GUARANTOR. So long as this guaranty is in effect, Guarantor shall, provide Lender within ninety (90) days of the filing thereof each year, a true and complete copy of his/her Federal Income Tax Return, including all exhibits and schedules attached thereto and being signed and dated.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AN DELIVER OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY". NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED JULY 2, 1999.

GUARANTOR:

X /s/ DAVID ALTOMARE
  ---------------------
      DAVID ALTOMARE